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                                                                      Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in an exhibit in this Form 10-K, into Trustmark Corporation's previously filed Registration Statements on Forms S-8 (File Numbers 333-35889 and 333-07141).

/s/ Arthur Andersen LLP
---------------------------
    Arthur Andersen LLP


Jackson, Mississippi,
March 24, 1999.